Exhibit 10.22
Execution Version

EV
Dated 24 January 2025
(1)    APOLLO ASSET MANAGEMENT EUROPE PC LLP
(2)    APOLLO ASSET MANAGEMENT EUROPE LLP
(3)    ASPEN AMERICAN INSURANCE COMPANY
DEED OF NOVATION

2

THIS DEED OF NOVATION is made on 24 January 2025
BETWEEN:
(1)Apollo Asset Management Europe PC LLP (registered in England with number OC402344) whose registered office is at 1 Soho Place, London, England, W1D 3BG (the "Outgoing Party");
(2)Apollo Asset Management Europe LLP (registered in England with number OC399402 whose registered office is at 1 Soho Place, London, England, W1D 3BG (the "Incoming Party"); and
(3)Aspen American Insurance Company (a Texas corporation with Texas Department of Insurance license #07-05522) (the "Remaining Party").
WHEREAS:
(A)This deed of novation ("Novation Agreement") is supplemental to an agreement entered into on 16 April 2019] between the Outgoing Party and the Remaining Party a copy of which is annexed to this deed of novation (the "Contract").
(B)As part of an internal reorganisation to rationalise the holding structure of the direct and indirect subsidiaries and affiliates of Apollo Global Management Inc, the Outgoing Party wishes to transfer its rights and obligations under the Contract to the Incoming Party.
(C)The Remaining Party agrees to the transfer on the terms set out in this Novation Agreement.
IT IS AGREED as follows:
1.NOVATION
1.1The Outgoing Party shall, with effect on and from 1 January 2025 (the Effective Date), transfer its rights under the Contract to the Incoming Party.
1.2The Incoming Party shall, with effect from the Effective Date, have all of the Outgoing Party's rights under the Contract and, to the extent not performed or discharged as at the Effective Date, observe, perform and discharge the obligations and assume the liabilities of the Outgoing Party under the Contract and be bound by the terms of the Contract in all respects as if the Incoming Party had originally been named in the Contract as a party to the same instead of the Outgoing Party.
1.3The Incoming Party shall accept responsibility for any claims, damages, or liabilities in connection with matters arising or events occurring under the Contract in respect of the period prior to, on or after the Effective Date.

1.4For the avoidance of doubt nothing in this Novation Agreement shall affect the rights of the Outgoing Party in respect of work undertaken under the Contract prior to the Effective Date (including, but not limited to, the right of the Outgoing Party to raise invoices in respect of the Management Fee for billing periods ending prior to the Effective Date pursuant to Annex D of the Contract).
2.RELEASE AND DISCHARGE OF THE OUTGOING PARTY
2.1The Remaining Party:
2.1.1releases and discharges the Outgoing Party from further performance of the Contract and from all claims and demands (actual or potential) which it may have against the Outgoing Party arising out of or in connection with the Contract, howsoever arising; and
2.1.2accepts the liability of the Incoming Party under the Contract in place of the liability of the Outgoing Party and agrees to be bound by the terms of the Contract in every way as if the Incoming Party were named in the Contract as a party to the same in place of the Outgoing Party.
3.COUNTERPARTS
This Novation Agreement may be executed in one or more counterparts each signed by one or more of the parties, and such counterparts shall together constitute one Novation Agreement.
4.GOVERNING LAW AND DISPUTES
This Novation Agreement shall be governed by and construed in accordance with English law and the parties submit to the exclusive jurisdiction of the English Courts.
IN WITNESS whereof this Novation Agreement has been duly executed and delivered as a deed on the date set out above.

EXECUTED as a DEED		)
by APOLLO ASSET MANAGEMENT EUROPE PC LLP		)
acting by:		)

/s/ [***]
Name: [***]
Title: [***]

in the presence of:

Witness' signature:	/s/ [***]

Name:	[***]

Address:	[***]

Occupation:	[***]

EXECUTED as a DEED		)
by APOLLO ASSET MANAGEMENT EUROPE LLP		)

by APOLLO INTERNATIONAL MANAGEMENT		)
HOLDINGS, LLC, its member

acting by:		)

/s/ [***]
Name: [***]
Title: [***]

in the presence of:

Witness' signature:	/s/ [***]

Name:	[***]

Address:	[***]

Occupation:	[***]

EXECUTED as a DEED		)
by ASPEN AMERICAN INSURANCE COMPANY		)
acting by:		)

/s/ [***]
Name: [***]
Title: [***]

in the presence of:

Witness' signature:	/s/ [***]

Name:	[***]

Address:	[***]

Occupation:	[***]

ANNEX A
The Contract
[Investment Management Agreement]

Schedule of Material Differences to Exhibit 10.22
Aspen Insurance Holdings Limited and certain of its subsidiaries are each parties to a Deed of Novation with Apollo Asset Management Europe PC LLP and Apollo Asset Management Europe LLP. The following table lists each Deed of Novation, other than the Deed of Novation filed herewith as Exhibit 10.22, each of which is substantially identical in all material respects to the Deed of Novation filed herewith as Exhibit 10.22 except as noted below. Each Deed of Novation listed below is omitted pursuant to Instruction 2 to Item 601 of Regulation S-K.

Parties to Deed of Novation	Date
1.Apollo Asset Management Europe PC LLP, Apollo Asset Management Europe LLP and Aspen Bermuda Limited	January 24, 2025

2.Apollo Asset Management Europe PC LLP, Apollo Asset Management Europe LLP and Aspen Insurance Holdings Limited	January 24, 2025

3.Apollo Asset Management Europe PC LLP, Apollo Asset Management Europe LLP and Aspen Insurance UK Limited	January 24, 2025

4.Apollo Asset Management Europe PC LLP, Apollo Asset Management Europe LLP and Aspen Specialty Insurance Company	January 24, 2025

5.Apollo Asset Management Europe PC LLP, Apollo Asset Management Europe LLP and Aspen Managing Agency Limited	January 24, 2025